UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 8, 2000

                        Investment Properties Associates
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       0-5537                  13-2647723
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

60 East 42nd Street, New York, New York                           10165
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (212) 687-6400

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Registrant issued a press release on May 8, 2000, which reported that it has concluded the sale of 245 Fifth Avenue and 261 Fifth Avenue, New York, N.Y. for $135,000,000. The Purchaser is a fund controlled by Koll Bren Schreiber Realty Advisors Inc., a Delaware corporation.

A copy of the press release reporting such event is attached hereto as Exhibit 99 and incorporated herein by reference.

(c)   Exhibits.

      Exhibit No.    Description
      -----------    -----------

      Exhibit 99     Press Release of Company, dated May 8, 2000

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INVESTMENT PROPERTIES ASSOCIATES

                                            BY:   /s/ Irving Schneider
                                               ---------------------------------
                                               Irving Schneider, General Partner

Date:  May 10, 2000